UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-23407

YieldStreet Prism Fund Inc.
(Exact Name of Registrant as Specified in the Charter)

300 Park Avenue, 15th Floor
New York, NY 10022
(Address of Principal Executive Offices)

(844) 943-5378
(Registrant’s Telephone Number, Including Area Code)

Ivor C. Wolk, Esq.

General Counsel
YieldStreet Prism Fund Inc.
300 Park Avenue, 15th Floor
New York, NY 10022
(Name and address of agent for service)

COPIES TO:

John J. Mahon, Esq.
Schulte Roth & Zabel LLP
901 Fifteenth Street, NW, Suite 800
Washington DC 20005
Tel: (202) 729-7470
Fax: (202) 730-4520

Date of Fiscal Year End: December 31

Date of Reporting Period: January 1, 2020 – December 31, 2020

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders of the YieldStreet Prism Fund Inc. (the “Registrant” or “Fund”) pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

YieldStreet Prism Fund Inc.

Annual Report	December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of our shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available at www.yieldstreetprismfund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically through the Yieldstreet Investment Portal.

You may elect to receive all future reports in paper free of charge. You can inform the YieldStreet Prism Fund Inc. (the “Fund”) that you wish to continue receiving paper copies of your stockholder reports by emailing us at investments@yieldstreetprismfund.com.

YieldStreet Prism Fund Inc. Copyright (C) YieldStreet Prism Fund Inc. 2021 All Rights Reserved.

YieldStreet Prism Fund Inc.	Shareholder Letter
December 31, 2020 (Unaudited)

Dear Shareholders,

Thank you for being an investor in the YieldStreet Prism Fund Inc. (the "Fund"). We appreciate your commitment as a YieldStreet Prism Fund Inc. investor and look forward to bringing you additional new and innovative opportunities throughout 2021.

Below you’ll find the annual report, which covers the period ended December 31, 2020.

Market Overview

2020 was a year of unprecedented events, namely the COVID-19 pandemic which caused a historic market shock and economic contraction. In March, the global economy substantially shut down in response to the worsening spread of COVID-19 causing most markets across stock, bonds and commodities to experience precipitous drops.

To prevent further market deterioration and job losses, the Federal Reserve (the Fed) quickly and decisively acted, dropping the Fed funds rate to 0.0 – 0.25%, increasing their bond-buying programs, and announcing multiple new programs to help provide liquidity to the capital markets. Simultaneously, Congress passed fiscal stimulus well in excess of what was provided during the Global Financial Crisis. As a result, most markets bottomed out in late March and have rebounded significantly through the reporting period since their lows.

What COVID-19 has exposed, however, is the fragility of our economy. As it stands, millions of Americans remain unemployed, certain industries and sectors are only starting to emerge from their respective shut downs and global trade relations remain stressed.

What shape the economic recovery will take going forward is unknown, but several developments, such as the broad roll-out of the COVID-19 vaccines and a new administration that is expected to enact material additional fiscal stimulus, are encouraging signs for short-term growth.

Since the Fund’s launch in March, we’ve taken a careful approach to our Ramp Phase of the Fund as we witnessed COVID-19 unfold. To date, the Fund has invested approximately $31 million and holds the rest of its assets in cash, as we believe that more new opportunities for the Fund will present themselves in 2021.

A Multi-Asset Class Approach

By using a multi-asset strategy, the Fund combines different types of assets, such as bonds, real estate or cash to create a more nimble and broadly diversified portfolio1. Through a single allocation in the Fund, it allows investors to gain immediate exposure to multiple alternative asset classes. In addition, by investing in the Fund, investors have the potential to minimize the volatility of their portfolio.

As of December 31, 2020, the Fund held investments in six different asset classes: Art, Commercial, Consumer, Legal and Commercial Real Estate, as well as corporate preferred bonds.

Annual Report | December 31, 2020	1

YieldStreet Prism Fund Inc.	Shareholder Letter
December 31, 2020 (Unaudited)

Investment Strategy

As the Fund is a novel investment product on our platform, many of our investors may wonder about the Fund’s investment strategy. Here, we take a look at the Fund’s objectives, management, lifecycle, and the types of investments that will be included.

What is the objective of the Fund?

The primary objective of the Fund is the generation of income through investment in loans, bonds, and other debt instruments, with a secondary objective of capital appreciation. The Fund may also target on an opportunistic basis certain investments that may be more liquid in nature than the primary portion of its portfolio. While not a principal investment strategy, YieldStreet Management, LLC (the "Adviser") may target such opportunistic investments that fall outside our principal investment strategy where it believes that such assets are undervalued due to market conditions or are otherwise an appropriate investment for the Fund.

How is the Fund managed?

The Adviser brings a distinct investment management strategy. We source what we believe to be attractive private credit investments, evaluate them, and then invest in them on behalf of the Fund. The Adviser’s senior investment professionals have over 80 collective years of experience.

Under our management, the Fund will invest across different asset classes, such as art finance, commercial real estate, and other alternative asset classes.

The Fund primarily invests in credit investments that are generally either negotiated on a bespoke basis or purchased pursuant to a limited syndication arrangement. The Fund will also have the opportunity to co-invest alongside YieldStreet in certain investment opportunities that will be offered on the YieldStreet platform, subject to certain conditions.

The Adviser works to ensure that the Fund complies with functional constraints and regulatory requirements. This will influence the composition of the Fund over its life.

What is the lifecycle of the Fund?

The Fund has certain constraints during different stages of its lifecycle. Below are the three distinct phases. As a point of reference, the Fund is currently still in the first phase—Ramp Phase.

Ramp Phase

During the Ramp Phase, certain Fund constraints have heavier weight and limitations on the Adviser’s ability to deploy capital. Additionally, the ongoing COVID-19 pandemic has generated uncertainty, so we're reviewing each investment opportunity even more judiciously than normal. Despite the distributions and liquidity events, the Fund’s goal is to generate long-term value for its shareholders. We believe the current environment requires a heightened level of patience to fully capture potential opportunities created by the moment.

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YieldStreet Prism Fund Inc.	Shareholder Letter
December 31, 2020 (Unaudited)

In the meantime, tradable securities may be used as part of the portfolio mix to help minimize cash drag and provide portfolio diversification1, while we prudently select and invest in private credit investments that we believe can help meet the Fund’s objectives. During the Ramp Phase, however, the Fund may invest in tradable securities that could comprise up to 50% or more of the Fund. The purpose of investing in tradable assets is to reduce cash drag as we source more private credit investments in which the Fund can invest. Post Ramp Phase, this percentage is expected to drop to 10% to 20% but may be more for tax or regulatory reasons or while the Adviser is selecting investments.

When deciding what tradable securities should be included in the Fund, the Adviser considers the following:

1.       Price volatility of the securities and how much it could impact the NAV of the Fund;

2.       Yield-to-maturity;

3.       Liquidity, or the ability to sell the position when required; and

4.       The ability to trade small positions to match the Fund’s cash needs.

The Adviser has identified tradable securities currently yielding more than money market funds while meeting these considerations and satisfying our short-term investment horizon for these types of securities. Two examples of the types of tradable securities that may be included in the Fund are bank preferred stocks and mortgage bonds. While there may be higher-yielding securities available, they generally require an investment horizon longer than what we intend for the liquid assets held by the Fund.

The Ramp Phase will progressively end when the Fund reaches a certain size and when holding a diversified portfolio of illiquid investments is possible.1

Investment Phase

During the Investment Phase, we expect illiquid investments to comprise the majority of the Fund’s asset allocation, approximately 85% to 90% of the Fund’s assets. The remainder will be in liquid, tradable securities, or cash, intended to cover the Fund’s liquidity needs for shareholder distributions and upcoming purchases of illiquid investments.

Some of the investments may amortize or mature, leading to new investments being made in the Fund.

End of Life Phase

During the End of Life Phase, as illiquid investments amortize and tradable securities are sold, principal will be returned to investors.

Annual Report | December 31, 2020	3

YieldStreet Prism Fund Inc.	Shareholder Letter
December 31, 2020 (Unaudited)

What kind of illiquid investments could go into the Fund?

The illiquid investment space is likely to top $1 Trillion. We believe that alternative investments present a potential growth opportunity for advisors. While the illiquid investment space is huge, the Adviser has focused primarily on finding opportunities in asset classes such as Legal, Commercial, Consumer and Real Estate, Marine, and Art.

Why might the Fund strategy be attractive to investors?

There are several reasons why the Fund’s strategy might work well for investors:

1.	Private markets typically provide higher yields when compared to traditional fixed income markets.
2.	The Fund provides individual investors with access to types of investments that were previously only available to institutional investors.
3.	With this Fund, investors have the potential to gain access to alternative asset classes while avoiding single deal exposure.
4.	Investing in the Fund can help provide diversification to your portfolio in order to create a steady stream of income with the possibility of an upside dividend every year[1].

As always, our team appreciates your investment and look forward to serving your investment needs in the future.

Sincerely,

Michael Weisz

President and Chief Investment Officer, YieldStreet Management, LLC

Please note that this letter, including the financial information herein, is made available to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned inthis letter.

[1]	The Fund is a non-diversified closed-end fund for the purposes of the Investment Company Act of 1940, as amended (“40 Act”), and is therefore not a 40 Act “diversified” product.

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YieldStreet Prism Fund Inc.	Fund Overview
December 31, 2020 (Unaudited)

Average Annual Total Returns (as of December 31, 2020)

	1 Month	Quarter	6 Month	Since Inception*
YieldStreet Prism Fund Inc. – NAV	0.56%	1.67%	3.47%	4.45%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-844-943-5378 or by visiting www.yieldstreetprismfund.com.

*        Fund’s inception date is March 9, 2020.

For illustrative purposes only. All figures represent past performance and are not indicative of future results. No investment strategy can guarantee performance results.

Total returns are based on changes in NAV. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses.

Total return assumes the reinvestment of all distributions.

Performance of $10,000 Initial Investment (as of December 31, 2020)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | December 31, 2020	5

YieldStreet Prism Fund Inc.	Fund Overview
December 31, 2020 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

SDIT Government Fund, Class F	39.02%
Ostillo Delaware, LLC	10.20%
NCP SPV Unitranche, LLC	8.93%
Bench Walk 20C, L.P.	7.87%
iBorrow REIT, L.P.	6.70%
Luther Appliance & Furniture Sales Acquisition, LLC	6.70%
Align Business Finance (Naumes, Inc.)	6.69%
Charles Schwab Preferred, Series H	4.46%
Discover Financial Services Preferred, Series C	4.42%
Creditcorp	3.24%
Top Ten Holdings	98.23%

Portfolio Composition (as a % of Net Assets)*

Corporate Preferred Bonds	15.59%
Preferred Equity	7.87%
First-Lien Senior Secured Term Loans	26.26%
Second-Lien Senior Secured Term Loans	19.89%
Money Market Mutual Funds	39.02%
Liabilities in Excess of Other Assets	(8.63)%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

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YieldStreet Prism Fund Inc.	Schedule of Investments
December 31, 2020

	Reference Rate	Reference Rate & Spread	Maturity Date	Par Amount/ Shares	Value
CORPORATE BONDS - 15.59%(a)
Preferred - 15.59%
BNY Mellon Preferred, Series G	4.70%	N/A	09/20/2025	$940,000	$1,038,982
Charles Schwab Preferred, Series H	4.00%	N/A	12/01/2030	1,900,000	1,999,750
Discover Financial Services Preferred, Series C	5.50%	N/A	10/30/2027	1,850,000	1,979,500
JPMorgan Preferred, Series HH	4.60%	N/A	02/01/2025	940,000	971,725
State Street Preferred, Series H	5.63%	N/A	12/15/2023	940,000	993,862
Total Preferred					6,983,819

Total Corporate Bonds (Cost $6,726,300)					6,983,819

FIRST-LIEN SENIOR SECURED TERM LOANS - 26.26%(b)
Art - 10.20%(c)(d)
Ostillo Delaware, LLC	8.25%	3M US L + 6.50%, (1.75% Floor)	03/17/2023	4,570,000	4,570,000
Total Art					4,570,000

Commercial - 9.36%(e)(f)
Equipment - 6.69%
Align Business Finance (Naumes, Inc.)	10.00%	10.00%	06/01/2022	2,997,945	2,997,945
Equipment Lease - 2.67%
Align Business Finance (Redden Transport, LLC & Redden Leasing, LLC)	10.00%	10.00%	07/15/2023	1,194,920	1,194,920
Total Commercial					4,192,865

Commercial Real Estate - 6.70%(f)(g)
iBorrow REIT, L.P.	8.75%	8.75%	03/23/2022	3,000,000	3,000,000
Total Commercial Real Estate					3,000,000

Total First-Lien Senior Secured Term Loans (Cost $11,762,865)					11,762,865

PREFERRED EQUITY - 7.87%
Legal - 7.87%(b)(f)(g)(h)(i)
Bench Walk 20C, L.P.	N/A	N/A	N/A	3,300,000	3,525,128
Total Legal					3,525,128

Total Preferred Equity (Cost $3,300,000)					3,525,128

See Notes to Financial Statements.

Annual Report | December 31, 2020	7

YieldStreet Prism Fund Inc.	Schedule of Investments
December 31, 2020
	Reference Rate	Reference Rate & Spread	Maturity Date	Par Amount/ Shares	Value
SECOND-LIEN SENIOR SECURED TERM LOANS - 19.89%(b)
Commercial - 1.02%
Small Business - 1.02%(g)(j)
CRA Funding II, LLC	13.50%	13.50%	07/01/2023	$457,883	$457,883
Total Commercial					457,883

Consumer - 18.87%
Cash - Collateralized - 8.93%(g)(j)(k)
NCP SPV Unitranche, LLC	13.00%	13.00%	11/30/2022	4,000,000	4,000,000
Purchase Finance - 6.70%(h)
Luther Appliance & Furniture Sales Acquisition, LLC	12.00%	12.00%	10/30/2023	3,000,000	3,000,000
Unsecured Credit <12 months - 3.24%(g)(j)(l)
Creditcorp	12.00%	12.00%	12/31/2021	1,450,000	1,450,000
Total Consumer					8,450,000

Total Second-Lien Senior Secured Term Loans (Cost $8,907,883)					8,907,883

			7-Day Yield	Shares
MONEY MARKET MUTUAL FUNDS - 39.02%(m)
SDIT Government Fund, Class F			0.04%	17,482,557	17,482,805
Total Money Market Mutual Funds (Cost $17,482,557)					17,482,805

Total Investments - 108.63% (Cost $48,179,605)					$48,662,500
Liabilities in Excess of Other Assets - (8.63)%					(3,862,017)
Net Assets - 100.00%					$44,800,483

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates: 1W US L - 1 Week LIBOR as of December 31, 2020 was 0.10%
3M US L - 3 Month LIBOR as of December 31, 2020 was 0.24%

(a)	Corporate bonds are perpetual investments. The maturity dates presented for these securities reflect the next call date. The interest rate shown is the rate in effect as of period end and changes periodically.
(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See Note 3.
(c)	Floating or variable rate investment. The rate in effect as of December 31, 2020 is based on the reference rate, as described above, plus the displayed spread as of the security’s last reset date. The interest rate shown is the rate in effect as of period end and changes periodically.

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Schedule of Investments
December 31, 2020

(d)	The Fund made a $4.570 million first-lien term loan to a dedicated art holding company that was funded in three separate draws over an eight month period. The loan was originated by Athena Art Finance Corp. (“Athena”), an affiliate of Advisor, and is secured by a diversified pool of fifteen blue-chip artworks valued at an estimated $9.6 million (as determined by an independent, third-party appraisal firm on a marketable cash value basis).
(e)	Reich Bros Business Solutions, LLC, doing business as Align Business Finance (“ABF”).
(f)	These positions are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk. See Note 10.
(g)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. See Note 3.
(h)	These investments have an unfunded commitment as of December 31, 2020. See Note 11.
(i)	This investment has an expected return of 14% with an expected termination date of October 15, 2025.
(j)	The Fund's investment in the securities were purchased from the originator, a non-bank direct lender that provides credit facilities to specialty finance companies, and are held through a participation with an unrelated loan servicer or underwriter that exposes the Fund to additional credit risk. See Note 10.
(k)	A portion of the exposure of this investment is collateralized by cash deposits controlled by the lender.
(l)	Certain consumer lenders make installment loans that are paid back over two-five years while others focus on very short term loans or advances, sometimes as short as two weeks.
(m)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov.

See Notes to Financial Statements.

Annual Report | December 31, 2020	9

YieldStreet Prism Fund Inc.	Statement of Assets and Liabilities
December 31, 2020
ASSETS:
Investments, at value (Cost $48,179,605)	$48,662,500
Restricted Cash and Cash Equivalents (Note 2)	206,395
Receivable for investment securities sold	6,225
Receivable due from Adviser (Note 5)	361,047
Interest receivable	156,132
Deferred offering costs (Note 5)	64,231
Prepaid expenses and other assets	6,033
Total Assets	49,462,563

LIABILITIES:
Payable for investment securities purchased	3,981,500
Accrued professional fees	230,387
Prepaid loan interest	206,395
Accrued transfer agent fees	42,469
Accrued administration fees (Note 5)	29,691
Accrued custodian fees	22,775
Accrued compliance officer fees	16,500
Payable due to Adviser (Note 5)	8,336
Other payables and accrued expenses	124,027
Total Liabilities	4,662,080
Net Assets	$44,800,483

COMPOSITION OF NET ASSETS:
Paid-in capital	$44,317,644
Total distributable earnings	482,839
Net Assets	$44,800,483

Common shares of beneficial interest outstanding, at $0.001 par value	4,522,782
Net Asset Value per Common Share	$9.91

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Statement of Operations
For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
INVESTMENT INCOME:
Interest	$778,251
Dividends	12,484
Other income (Note 2)	114,792
Total Investment Income	905,527

EXPENSES:
Organization fees (Note 5)	1,624,363
Professional fees	506,826
Offering costs (Note 5)	280,538
Directors fees and expenses (Note 4)	120,907
Investment advisory fees (Note 5)	103,893
Transfer agent fees	78,778
Compliance officer fees	55,000
Fund administration fees (Note 5)	51,947
Custodian fees	42,657
Other expenses	136,731
Total Expenses Before Waivers	3,001,640
Fees Waived or Reimbursed by the Administrator	(2,845,800)
Net Expenses	155,840
Net Investment Income	749,687

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(56)
Change in unrealized appreciation/(depreciation) on:
Investment securities	482,895
Net Realized and Unrealized Gain on Investments	482,839
Net Increase in Net Assets from Operations	$1,232,526

See Notes to Financial Statements.

Annual Report | December 31, 2020	11

YieldStreet Prism Fund Inc.	Statement of Changes in Net Assets

For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
OPERATIONS:
Net investment income	$749,687
Net realized loss	(56)
Change in unrealized appreciation/(depreciation)	482,895
Net Increase in Net Assets from Operations	1,232,526

TOTAL DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(749,687)
From tax return of capital	(866,512)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(1,616,199)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of common shares	44,419,479
Net asset value of common shares issued to shareholders from reinvestment of dividends	764,667
Net Increase from Capital Share Transactions	45,184,146
Net Increase in Net Assets	44,800,473

NET ASSETS:
Beginning of period	$10
End of period	$44,800,483

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Statement of Cash Flows
For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$1,232,526
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:	—
Purchases of investment securities	(32,291,484)
Proceeds from disposition of investment securities	1,594,436
Net realized loss on:
Investment securities	56
Net change in unrealized appreciation/(depreciation) on:
Investment securities	(482,895)
Net purchase of short-term investment securities	(17,482,613)
(Increase)/Decrease in assets:
Receivable for investment securities sold	(6,225)
Interest receivable	(156,132)
Receivable due from Administrator	(361,047)
Deferred offering costs, net	(64,231)
Prepaid expenses and other assets	(6,033)
Increase/(Decrease) in liabilities:
Payable for investment securities purchased	3,981,500
Accrued professional fees	230,387
Prepaid loan interest	206,395
Accrued transfer agent fees	42,469
Accrued administration fees	29,691
Accrued custodian fees	22,775
Accrued compliance officer fees	16,500
Payable due to Adviser	8,336
Other payables and accrued expenses	124,027
Net Cash Used in Operating Activities	(43,361,562)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold - common shares	44,419,479
Distributions paid - common shareholders	(851,532)
Net Cash Provided by Financing Activities	43,567,947

Net Increase in Cash and Restricted Cash	206,385
Cash and Restricted Cash, beginning balance	10
Cash and Restricted Cash, ending balance	$206,395

Non-cash activity:
Reinvestment of distributions	$764,667

See Notes to Financial Statements.

Annual Report | December 31, 2020	13

YieldStreet Prism Fund Inc.	Statement of Cash Flows
For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$10
Restricted Cash	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$—
Restricted Cash	$206,395

See Notes to Financial Statements.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

NOTE 1. ORGANIZATION

YieldStreet Prism Fund Inc. (the “Fund”) is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund commenced operations on March 9, 2020. The Fund’s shares are not publicly traded.

The Fund’s investment objective is to generate current income and, as a secondary objective, capital appreciation. The Fund intends to seek to achieve its investment objective by primarily investing in debt securities and other credit instruments across multiple sectors, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (“Credit Investments”). Such Credit Investments may include instruments directly or indirectly secured by real or personal property.

YieldStreet Management, LLC (the ‘‘Adviser”) serves as the investment adviser of the Fund pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). The Adviser is a Delaware limited liability company that is registered as an investment adviser with the Securities and Exchange Commission (the ‘‘SEC’’) under the Investment Advisers Act of 1940 (the ‘‘Advisers Act’’). The Adviser also serves as the Fund’s administrator, and in such capacity provides, or arranges for the provision of, the administration services necessary for the Fund to operate. The Adviser, in its capacity as the Fund’s administrator, expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Fund on its behalf.

The Fund intends to cease investment operations and will seek to liquidate the remaining investment portfolio beginning four years following the initial closing.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) pursuant to the requirements for the reporting on Form N-CSR, Accounting Standards Codification (‘’ASC’’) 946, Financial Services-Investment Companies, and articles 6, 10, and 12 of Regulation S-X.

The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

Use of Estimates: The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income, expense and gains and losses during the reported periods. Actual results could differ from those estimates and those differences could be material.

Annual Report | December 31, 2020	15

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Changes in the economic environment, financial markets, credit worthiness of the Fund’s portfolio and the global outbreak of a novel coronavirus ("COVID-19"), and any other parameters used in determining these estimates could cause actual results to differ materially.

The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the outbreak has been rapidly evolving, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting quarantines and restrictions on travel, closing financial markets and/or restricting trading, and limiting operations of non-essential businesses. Such actions are creating disruption in global supply chains, and adversely impacting many industries.

The Fund believes the estimates and assumptions underlying the financial statements are reasonable and supportable based on the information available as of December 31, 2020, however uncertainty over the ultimate impact COVID-19 will have on the global economy generally, and the Fund's business in particular, makes any estimates and assumptions as of December 31, 2020 inherently less certain than they would be absent the current and potential impacts of COVID-19, including judgments about the financial markets and economic conditions which may change over time.

Cash and Cash Equivalents: The Fund defines cash equivalents as securities that are readily convertible into known amounts of cash and near maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less from the date of purchase would qualify, with limited exceptions. The Fund deems that certain money market funds, U.S. Treasury bills, repurchase agreements, and other high-quality, short-term debt securities would qualify as cash equivalents.

Restricted Cash: Restricted cash is subject to legal or contractual restriction by third parties as well as a restriction to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used.

The Fund held cash of $206,395 as of December 31, 2020 related to reserve requirements per certain loan agreements. The reserves are held in interest bearing accounts and are considered loan cash collateral balances.

Fair Value Measurements: The Fund follows guidance in ASC 820, Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

16	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by the Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation Committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. Money market fund investments are valued at the reported net asset value per share. The Fund utilizes a third-party pricing service to value its corporate bonds. The corporate bonds are valued utilizing the closing bid prices obtained from an independent pricing vendor. If and when market quotations are unavailable or are deemed not to represent fair value, the Adviser will develop models to determine the fair value. An independent valuation firm reviews the valuation quarterly from the Adviser and develops their own appraisals to assist the Audit Committee and Board of Directors in determining fair value. The Board of Directors is fully responsible for approving the fair values based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

Annual Report | December 31, 2020	17

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1.	The quarterly valuation process begins with each investment being initially valued by the investment team of the Adviser who is responsible for the investment.
2.	The most senior professional for each investment is responsible for reviewing and approving the valuation before it is submitted to the Internal Valuation Committee for review.
3.	An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing the Adviser’s internal valuations and then providing an assessment of the Advisor's internal values.
4.	The Audit Committee of the Board of Directors reviews the valuations of the Adviser and the valuations prepared by the independent valuation firm and responds, if warranted, to the valuations recommendation of the independent valuation firm.
5.	The Board of Directors discusses valuations and determines in good faith the fair value of each investment in the portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.
6.	Generally, new private investments purchased within 45 business days before the valuation date are held at the recent transaction price and not valued by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

The process above does not apply when the vendor price has been determined to be indicative of fair value. If there is a market dislocation, the Internal Valuation Committee will reconvene to revisit valuations intra quarter as needed.

Investments in all asset classes are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the period ended December 31, 2020, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

18	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade-date basis for financial reporting purposes and amounts payable or receivable for trades not settled as of year end are reflected as liabilities and assets, respectively, in the Statement of Assets and Liabilities. Realized gains and losses on investment transactions reflected in the Statement of Operations are recorded on a trade-date basis. Cost is relieved on a highest cost basis or specific identification, if applicable. Interest is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management's judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on non-accrual designated investments may be recognized as income or applied to principal depending upon management's judgment.

Payment-In-Kind Income: Some of the Fund’s loans may have contractual payment-in-kind (“PIK”) interest or dividends. PIK income computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Fund capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK income generally becomes due at maturity of the investment or upon the investment being called by the issuer. Upon capitalization, PIK income is subject to the fair value estimates associated with their related investments. The Fund places investments on non-accrual status when principal or interest/dividend is not expected to be paid. During the period ended December 31, 2020, the Fund has not received any PIK income.

Annual Report | December 31, 2020	19

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Expense Recognition: Expenses include management fees and may include professional fees, including but not limited to insurance expenses, legal fees, directors’ fees, audit and tax service expenses and other general and administrative expenses. Expenses are recorded on an accrual basis.

Other Income: Other income generally includes loan origination fees which are recorded when earned.

Distributions: Distributions to common shareholders, which are determined in accordance with federal income tax regulations, are recorded on the record date. The Board of Directors expects to authorize, and the Fund intends to declare and pay ordinary cash distributions on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually.

Federal Income Taxes: The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). As a RIC, the Fund generally will not have to pay Fund-level federal income taxes on any ordinary income or capital gains that the Fund distributes to shareholders from the Fund’s tax earnings and profits.

In order to continue to qualify for RIC tax treatment among other things, the Fund is required to distribute at least 90% of its investment company taxable income and intends to distribute all of the Fund’s investment company taxable income and net capital gains to common shareholders; therefore, the Fund has made no provision for income taxes. The character of income and gains that the Fund will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

The Fund follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Penalties or interest, if applicable, that may be assessed relating to income taxes would be classified as other operating expenses in the financial statements. As of December 31, 2020, there were no uncertain tax positions and no amounts accrued for interest or penalties. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. Although the Fund files both federal and state income tax returns, the Fund’s major tax jurisdiction is federal. The Fund’s tax returns for each tax year since 2019 remains subject to examination by the Internal Revenue Service.

Recent Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The guidance provides optional expedients and exceptions for applying GAAP to contract modifications, hedging relationships and other transactions, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued because of the reference rate reform. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Fund evaluated the impact of the adoption of this guidance and determined there was no impact on the Fund's financial statements as the Fund has not made any contract modifications. The Fund will continue to monitor this standard and evaluate its impact to the Fund's financial statements through the effective period of the standard.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

NOTE 3. INVESTMENTS:

Fair Value Measurements and Disclosures: The following table presents the fair value measurement of investments by major class of investments as of December 31, 2020 according to the fair value hierarchy:

Investments at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$—	$6,983,819	$—	$6,983,819
First-Lien Senior Secured Term Loans	—	—	11,762,865	11,762,865
Preferred Equity	—	—	3,525,128	3,525,128
Second-Lien Senior Secured Term Loans	—	—	8,907,883	8,907,883
Money Market Mutual Funds	17,482,805	—	—	17,482,805
Total	$17,482,805	$6,983,819	$24,195,876	$48,662,500

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	First-Lien Senior Secured Term Loans	Preferred Equity	Second-Lien Senior Secured Term Loans	Total
Balance as of March 9, 2020	$—	$—	$—	$—
Accrued Discount/Premium	—	—	—	—
Realized Gain/(Loss)	—	—	—	—
Change in Unrealized Appreciation/(Depreciation)	—	225,128	—	225,128
Purchases	13,340,184	3,300,000	8,925,000	25,565,184
Sales Proceeds and Paydowns	(1,577,319)	—	(17,117)	(1,594,436)
Transfer into Level 3	—	—	—	—
Transfer out of Level 3	—	—	—	—
Balance as of December 31, 2020	$11,762,865	$3,525,128	$8,907,883	$24,195,876
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2020	$—	$225,128	$—	$225,128

Annual Report | December 31, 2020	21

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of December 31, 2020. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining the Fund’s fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Category	Fair Value	Valuation Techniques/ Methodologies	Unobservable Input	Range	Weighted Average
First-Lien Senior Secured Term Loans	$11,762,865	Yield Analysis	Internal Rate of Return	8.25% - 10%	9.60%
Second-Lien Senior Secured Term Loans	4,000,000	Recent Transaction	Recent Transaction Price	$100	$100
	4,907,883	Yield Analysis	Internal Rate of Return	12.00% -13.50%	12.58%
	8,907,883
Preferred Equity	3,525,128	Yield Analysis	Internal Rate of Return	14.00%	15.04%
	$24,195,876

The Fund utilized the Yield Analysis and recent transaction price techniques to determine the fair value of certain Level 3 assets. The yield analysis technique is an analysis whereby expected cash flows of the investment are discounted to determine a present value using internal rate of return. For the recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date. Significant increases or decreases in the internal rate of return would result in an increase or decrease in the fair value measurement.

Investment Transactions: Purchases and sales of investments, excluding short-term obligations, for the period ended December 31, 2020, were as follows:

Cost of Investments Purchased	$32,291,484
Proceeds from Investments Sold	$1,594,436

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Restricted Securities: As of December 31, 2020, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Directors as reflecting fair value.

Restricted securities as of December 31, 2020, were as follows:

Security	% of Net Assets	Acquisition Date	Par Amount/ Shares	Cost	Value
Bench Walk 2OC, L.P.	7.87%	06/17/2020	3,300,000	$3,300,000	$3,525,128
CRA Funding II, LLC	1.02%	07/01/2020	$457,883	457,883	457,883
Creditcorp	3.24%	10/16/2020	1,450,000	1,450,000	1,450,000
iBorrow REIT, L.P.	6.70%	05/29/2020	3,000,000	3,000,000	3,000,000
NCP SPV Unitranche, LLC	8.92%	11/30/2020	4,000,000	4,000,000	4,000,000
Total	27.75%			$12,207,883	$12,433,011

NOTE 4. FEES AND EXPENSES

Officers and Directors: Directors who do not also serve in an executive officer capacity for the Fund or the Adviser (the "Independent Directors") are entitled to receive annual cash retainer fees. The Fund will also reimburse each Independent Director for all reasonable and authorized business expenses in accordance with the Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting. The Independent Directors do not receive any pension or retirement benefits from the Fund nor does the Fund pay compensation to the directors who also serve in an executive officer capacity for the Fund or the Adviser. Amounts payable will be determined and paid quarterly in arrears. For the period ended December 31, 2020, $120,907 was paid to the Independent Directors of the Fund, which is included within the Statement of Operations.

Custodian: Wilmington Savings Fund Society, FSB ("WSFS”) serves as the custodian bank of the Fund's assets pursuant to a custody agreement.

Transfer Agent: DST Asset Manager Solutions, Inc. (“DST”) serves as the Transfer Agent to the Fund. Under the Transfer Agency Agreement, DST is responsible for maintaining all shareholder records of the Fund.

Note 5. Related Party Transactions

Investment Advisory: Under the Investment Advisory Agreement, the Adviser is entitled to a management fee (the “Adviser Management Fee”). The Adviser Management Fee is calculated at an annual rate of 1.00% of the average of the Fund’s net assets, excluding cash and cash-equivalents, at the end of the two most recently completed calendar quarters. The Adviser Management Fee is payable quarterly in arrears. Adviser Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter.

Annual Report | December 31, 2020	23

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Due to Adviser: Amounts due to the Adviser consist of expense repayments in relation to investment deals paid on behalf of the Fund. All balances due to the Adviser are settled quarterly. As of December 31, 2020, the Fund owed the Advisor $8,336 for such expenses.

Administration: The Fund has also entered into an administration agreement (the “Administration Agreement") with the Adviser under which the Adviser, among other things, provides (or oversees, or arranges for, the provision of) the administrative services and facilities necessary for the Fund to operate. For providing these facilities and services, the Fund has agreed to reimburse the Adviser for the fees, costs and expenses incurred by the Adviser in performing its obligations and providing personnel and facilities. In addition, the Fund will reimburse any affiliate of the Adviser for any fees, costs and expenses incurred by such affiliate on behalf of the Adviser in connection with the Adviser’s provision of services to the Fund under the Administration Agreement.

The Fund will bear all fees, costs and expenses incurred in connection with the Fund’s operation, administration and transactions that are not specifically assumed by the Adviser pursuant to the Investment Advisory Agreement. The aggregate amount of fees, costs and expenses, including investment organizational and offering expenses, that may be paid by the Fund to the Adviser pursuant to the Administration Agreement in any calendar quarter will be limited to no more than 0.125% (0.50% annualized, the "Reimbursement Cap") of the Fund’s net assets (excluding cash and cash equivalents), as determined as of the end of such calendar quarter, taking into account any fees, costs and expenses paid directly by the Fund during such calendar quarter, but excluding non-administrative expenses incurred by the Fund, including but not limited to (i) interest payable on debt, (ii) federal, state, local and foreign taxes, and (iii) management fees payable to the Adviser pursuant to the Investment Advisory Agreement; provided that, for a period of three years from the date of a previous waiver of costs and expenses by the Adviser, any amounts not reimbursed with respect to a given calendar quarter will remain subject to reimbursement in any subsequent calendar quarter, subject to compliance with the applicable expense reimbursement limitation for such subsequent calendar quarter.

Amounts due from the Adviser consist of expense support repayments, management fees, routine non-compensation overhead, operating expenses and offering expenses paid on behalf of the Fund. All balances due from the Adviser are settled quarterly. Pursuant to the Administration Agreement, the Advisor reimbursed fund expenses exceeding the Reimbursement Cap totaling $2,845,800. This amount is subject to recoupment by the advisor through 2023.

As of December 31, 2020, ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s sub-administrator and to provide various administration, fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund pays the Adviser, on a monthly basis. The Fund will reimburse the Adviser for certain out-of-pocket expenses incurred on behalf of the Fund.

Common Stock Offering and Organizational Costs: Offering costs are accounted for as deferred costs until operations begin and are then amortized to expense over twelve months on a straight-line basis. Organizational costs are expensed as incurred. As of December 31, 2020, $64,231 remains as a deferred asset on the Statement of Assets and Liabilities, while $280,538 has been amortized to expense in the Statement of Operations during the period ended December 31, 2020.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Offering costs consist of expenses incurred in connection with the Fund's common stock offering including, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser's employees, employees of its affiliates and others for providing these services as well as costs incurred in connection with the filing of the registration statement.

Both offering costs and organization costs may be reimbursed by the Fund to the Administrator pursuant to the Administration Agreement.

NOTE 6. CAPITAL SHARE TRANSACTIONS

On March 9, 2020, the Fund completed its initial closing (the "Initial Closing"), selling the minimum number of shares required pursuant to the initial offering, and raised approximately $15,400,000 in gross proceeds. Investors can subscribe into the Fund on a weekly basis on that day's reported Net Asset Value ("NAV").

The Fund’s shares are not currently listed on any securities exchange. To purchase shares, an account must be established using the online investment portal, which is accessible through www.yieldstreetprismfund.com and complete and execute a subscription agreement for a specific dollar amount equal to or greater than the then applicable minimum permitted subscription amount.

The Fund offers up to 100 million shares of common stock, $0.001 par value per share (“shares”), at the Net Asset Value per share. The shares are offered directly by the Fund, and the Fund has not retained an underwriter, dealer manager or broker dealer in connection with the offer and sale of the shares offered. The minimum permitted subscription amount will initially be $20,000 of the shares, although the Fund may waive or increase or decrease this minimum permitted subscription amount from time to time in the Fund’s discretion.

Transactions in shares of common stock were as follows during the period ended December 31, 2020:

For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
Common Shares issued in connection with the at-the-market offering	4,445,458
Common Shares issued as reinvestment dividends	77,324
Common Shares outstanding - end of period	4,522,782

Annual Report | December 31, 2020	25

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

NOTE 7. REPURCHASE PROGRAM

Beginning with the first calendar quarter following the one year anniversary of the Fund’s Initial Closing, which occurred on March 9, 2020, and on a quarterly basis thereafter, the Fund intends to offer to repurchase shares on such terms as may be determined by the Board of Directors, in its sole discretion, unless, in the judgment of the Fund’s Board of Directors, such repurchases would not be in the Fund’s best interests or would violate applicable law. Beginning with the first calendar quarter following the one year anniversary of the initial closing, which occurred on March 9, 2020, and on a quarterly basis thereafter, the Fund intends to offer to repurchase shares on such terms as may be determined by the Board of Directors, in its sole discretion. The Fund will conduct such repurchase offers in accordance with the requirements of Regulation 14E and Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the 1940 Act. Any offer to repurchase shares will be conducted solely through tender offer materials delivered to each shareholder.

The Fund will limit the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Fund offers to repurchase may be less in light of the following limitations noted below. At the discretion of the Fund’s Board of Directors, the Fund may use cash on hand, cash available from borrowings and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition, the Fund intends to limit the number of shares to be repurchased during any calendar year to the number of shares the Fund can repurchase with the proceeds the Fund receives from the sale of the Fund’s shares under the Fund’s distribution reinvestment plan. The Fund will offer to repurchase such shares at a price equal to the net asset value per share of the Fund’s common stock most recently disclosed in a periodic filing with the SEC immediately prior to the date of repurchase.

If the amount of repurchase requests exceeds the number of shares the Fund seeks to repurchase, the Fund will repurchase shares on a pro-rata basis. As a result, the Fund may repurchase less than the full amount of shares that are requested to be repurchased.

During the period ended December 31, 2020, the Fund did not repurchase any securities.

NOTE 8. DISTRIBUTIONS

The following table reflects the distributions per common share that the Fund declared and paid or are payable to its common shareholders during the period ended December 31, 2020. Common shareholders of record as of each respective record date were or will be entitled to receive the distribution.

Ex Date	Record Date	Payable Date	Dividend Amount per Share	Total Distribution
06/11/2020	06/10/20	06/12/20	$0.175	$333,288
09/11/2020	09/10/20	09/17/20	$0.175	$544,775
12/10/2020	12/09/20	12/17/20	$0.175	$738,136

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Distributions to common shareholders are recorded on the record date. The table above includes distributions with record dates during the period ended December 31, 2020 and does not include distributions previously declared to common shareholders of record on any future dates, as those amounts are not yet determinable.

NOTE 9. INCOME TAXES

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at the Fund's fiscal year-end.

The tax character of the distributions paid by the Fund during the year ended December 31, 2020, was as follows:

2020
Distributions Paid From:
Ordinary income	$749,687
Long-term capital gain	—
Return of capital	866,512
Total	$1,616,199

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$–
Accumulated capital losses	(56)
Unrealized appreciation	482,895
Total	$482,839

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2020, were as follows:

Cost of investments for income tax purposes	$48,179,605
Gross appreciation (excess of value over tax cost)	$487,520
Gross depreciation (excess of tax cost over value)	(4,625)
Net unrealized appreciation	$482,895

NOTE 10. RISKS FACTORS

In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss may exist from things such as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks.

Annual Report | December 31, 2020	27

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Credit Risk: Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due as a result of a decline in the financial status of the issuer of the security. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent that the Fund invests in below investment grade securities, the Fund will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. In addition, to the extent the Fund uses credit derivatives, such use will expose the Fund to additional risk in the event that the bonds underlying the derivatives default and/or the counterparty fails to perform. The degree of credit risk depends on the issuer's financial condition and on the terms of the securities.

Although the Fund expects to invest in investments that are directly or indirectly secured by collateral, the Fund may be exposed to losses resulting from default and foreclosure of any such investments in which the Fund has invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of the investments. No guarantee can be made regarding the adequacy of the protection of our security in the investments in which the Fund invests. Moreover, in the event of foreclosure or default, the Fund may assume direct ownership of any assets collateralizing such defaulted investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Investing involves the possibility of the Fund's investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose investments the Fund holds, either directly or indirectly through participation agreements. The investments may also be subject to fraudulent behavior by an originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our investments and, in the case of investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of the Fund's investments is subject to the accuracy of representations made by the underlying issuers. The Fund will rely upon the accuracy and completeness of representations made by borrowers, issuers, originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that the Fund will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to the Fund may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Debt Securities Risk: When the Fund invests in debt securities, the value of an investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

28	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Interest Rate Risk: Interest rate risk arises from the possibility that changes in interest rates will affect the value of financial instruments. The Fund may be exposed to risks associated with the effects of fluctuations in the prevailing levels of market interest rates on its financial position and cash flows. The Fund may be exposed to interest rate risk as a result of mismatches or gaps in the amounts of assets and liabilities that mature or reprice in a given period.

LIBOR Risk: Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. Various financial industry groups have begun planning for that transition, however, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. It is expected that a number of private-sector banks currently reporting information used to set LIBOR will stop doing so after 2021 when their current reporting commitment ends, which could either cause LIBOR to stop publication immediately or cause LIBOR's regulator to determine that its quality has degraded to the degree that it is no longer representative of its underlying market. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, intends to replace the U.S. dollar LIBOR with the Secured Overnight Funding Rate (SOFR), a new index calculated by short-term repurchase agreements, backed by U.S. Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts and represent a significant risk on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there are significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability and the extent to which that may impact the Fund may vary depending on various factors, which include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new successor reference rates and/or fallbacks for both legacy and new instruments. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Fund, or (iii) reduced effectiveness of related Fund transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

COVID-19 Risk: During the first quarter of 2020, there was a global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States, and has spread to every state in the United States. The World Health Organization has designated COVID-19 as a pandemic, and numerous countries, including the United States, have declared national emergencies with respect to COVID-19. The global impact of the COVID-19 pandemic has been rapidly evolving, resulting in numerous deaths, and as cases of COVID-19 have continued to be identified in additional countries, many countries have reacted by instituting (or strongly encouraging) quarantines and prohibitions/restrictions on travel, closing financial markets and/or restricting trading, closing offices, schools, courts and other public venues, and limiting operations of non-essential businesses, and other restrictive measures designed to help slow the spread of COVID-19. Such actions, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in global supply chains and economic activity, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown.

Annual Report | December 31, 2020	29

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments. The full extent of the impact and effects of COVID-19 on the Fund's and its investments' operational and financial performance will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of COVID-19 on overall goods and services, investor liquidity, consumer confidence and spending levels, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund's performance, portfolio liquidity, ability to pay distributions and make future share repurchases.

Secured Loan Risk: Secured loans hold the most senior position in the capital structure of a borrower. Secured loans in most circumstances are fully collateralized by assets of the borrower. Thus, secured loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured loans may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured loans may include restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. In general, loans unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

Secured loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

NOTE 11. COMMITMENTS AND CONTINGENCIES

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market. At December 31, 2020, the Fund had unfunded commitments shown below:

Investment	Unfunded Commitments as of December 31, 2020
Luther Appliance & Furniture Sales Acquisition, LLC	$2,000,000
Bench Walk 20C, L.P.	7,000,000

Annual Report | December 31, 2020	31

YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

NOTE 12. FINANCIAL HIGHLIGHTS

The following is a schedule of financial highlights for the period ended December 31, 2020.

	For the Period March 9, 2020 (Commencement of Operations) to December 31, 2020
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.28
Net realized and unrealized gain on investments	0.16
Total Income from Investment Operations	0.44

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.25)
From tax return of capital	(0.28)
Total Distributions to Common Shareholders	(0.53)

Net asset value per common share - end of period	$9.91

Total Investment Return - Net Asset Value(b)	4.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$44,800
Ratio of expenses excluding waivers to average net assets	12.43	%(c)
Ratio of expenses including waivers to average net assets	0.72	%(d)
Ratio of net investment income to average net assets	3.45	%(d)
Portfolio turnover rate	12	%(e)

(a)	Calculated using average common shares outstanding.
(b)	Total investment return is calculated assuming a purchase of a share at the opening on the first day and a sale at closing on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions, if any, and is not annualized.
(c)	These ratios to average net assets have been annualized except for the non-recurring organizational expenses which have not been annualized.
(d)	Annualized.
(e)	Not annualized.

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YieldStreet Prism Fund Inc.	Notes to Financial Statements
December 31, 2020

NOTE 13. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses. The Fund’s maximum exposure under those arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 14. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

Annual Report | December 31, 2020	33

YieldStreet Prism Fund Inc.	Report of Independent Registered Public Accounting Firm

The Shareholders and The Board of Directors of YieldStreet Prism Fund Inc.

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of YieldStreet Prism Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the period from March 9, 2020 (commencement of operations) to December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the period from March 9, 2020 (commencement of operations) to December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as auditor of YieldStreet Prism Fund Inc. since 2019.

New York, New York

March 1, 2021

34	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Additional Information
December 31, 2020 (Unaudited)

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Forms N-PORT will be available on the SEC’s website at www.sec.gov. You may also obtain copies by calling the Fund at (844) 943-5378.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (844) 943-5378, on the Fund’s website located at www.yieldstreetprismfund.com, and on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year without charge, upon request, by calling (844) 943-5378 and on the SEC’s website at www.sec.gov. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (844) 943-5378.

This annual report, when not used for the general information of shareholders, is to be distributed only if preceded or accompanied by a current fund prospectus.

Annual Report | December 31, 2020	35

YieldStreet Prism Fund Inc.	Privacy Policy
December 31, 2020 (Unaudited)

Notice of Privacy Policy and Practices. YieldStreet Prism Fund Inc. (the “Fund”) is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The privacy policy of YieldStreet Inc., which wholly owns and controls the investment adviser of the Fund, YieldStreet Management, LLC, has adopted the privacy policy (the “Privacy Policy”) available at yieldstreetprismfund.com/#privacy-policy. The Privacy Policy is also provided by YieldStreet Inc. on behalf of the Fund and serves as the Fund’s privacy policy.

36	www.yieldstreetprismfund.com

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
December 31, 2020 (Unaudited)

Distribution Reinvestment Policy. The Fund has adopted a distribution reinvestment plan administered by DST Systems, Inc. (“Transfer Agent”), pursuant to which Fund shareholders may elect to have the full amount of their cash distributions (either income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, reinvested in additional shares of the same class. The Board of Directors adopted an amended and restated DRP on February 19, 2021.

The Fund has adopted an “opt out” distribution reinvestment plan pursuant to which the full amount of each new stockholder’s cash distributions will be reinvested in additional shares unless you opt out of the plan by delivering a written notice to our reinvestment agent. If your shares are held by a broker or other financial intermediary and you wish to opt out of the plan, you should notify your broker or other financial intermediary. Current stockholders will not participate in the plan unless you have previously enrolled in, or if previously opted out, enroll in, the distribution reinvestment plan. Any distributions of our shares pursuant to the Fund's distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Fund's distribution reinvestment plan are free to revoke their participation in the distribution plan within a reasonable time as specified in the plan. If you elect to no longer participate in the plan you will receive any distributions the Fund declares in cash. If our Board of Directors authorizes, and the Fund declares, a cash distribution, and you have not opted out of the plan, then you will have your cash distributions reinvested in additional shares, rather than receiving the cash distributions. During this offering, the Fund generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Fund's distribution reinvestment plan will have the same voting rights as the Fund's shares offered pursuant to this prospectus. No commissions or fees will be assessed pursuant to the Fund's distribution reinvestment plan. You will be subject to income tax on the amount of any dividends you receive, even if you participate in the Fund's distribution reinvestment plan and do not receive such dividends in the form of cash.

If you wish to receive your distribution in cash, you must deliver a written notice to the Fund's reinvestment agent. If you are a registered stockholder, you will automatically have your entire distribution reinvested in shares and the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form.

The Fund intends to use newly issued shares to implement the plan and determine the number of shares the Fund issue to you as follows:

•	To the extent the Fund’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

o	during any period when the Fund is making a “best-efforts” public offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal

Annual Report | December 31, 2020	37

YieldStreet Prism Fund Inc.	Distribution Reinvestment Policy
December 31, 2020 (Unaudited)

to 100% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and

o	during any period when the Fund is not making a “best-efforts” offering of the Fund’s shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

•	To the extent the Fund’s shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no sales charges to you if you elect to participate in the distribution reinvestment plan. The Fund will pay the reinvestment agent’s fees under the plan.

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

The Fund reserves the right to amend, suspend or terminate the distribution reinvestment plan. The Fund may terminate the plan upon notice delivered to you at least 30 days prior to any record date for the payment of any distribution by us. You may terminate your participation in the plan from within the YieldStreet Portal.

All correspondence concerning the plan should be directed to the reinvestment agent by electronic mail at YieldStreet Prism Fund Inc., investments@yieldstreetprismfund.com or by telephone at (844) 943-5378.

The Fund has filed the complete form of our distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request of the plan administrator or by contacting the Fund.

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YieldStreet Prism Fund Inc.	Directors and Officers
December 31, 2020 (Unaudited)

Board of Directors and Executive Officers

The Fund Board of Directors consist of five members, three of whom are not “interested persons” of the Adviser as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as independent directors. As the Fund is not required to hold regular annual meetings of stockholders, the directors are elected for indefinite terms. The Fund is prohibited from making loans or extending credit, directly or indirectly, to the directors or executive officers under section 402 of the Sarbanes-Oxley Act.

Directors

Information regarding our Board of Directors is set forth below. The Fund has divided the directors into two groups—interested directors and independent directors. The address for each director is c/o YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022.

Interested Directors

The following directors are “interested persons” as defined in the 1940 Act. The Fund is not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director During Past 5 Years
Michael Weisz Birth Year: 1988	Director and President	Director since October 2019	Since 2015, Mr. Weisz has served as President and Chief Investment Officer of our Adviser and as the President of YieldStreet. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance	1	N/A
Milind Mehere Birth Year: 1972	Director, Chief Executive Officer	Director since December 2018	Since 2015, Mr. Mehere has served as Chief Executive Officer of our Adviser and YieldStreet. From 2006-2014, Mr. Mehere worked at Yodle, an online marketing company, as General Manager of Canada, Vice President of Business Development & Channel Sales and Vice President of Client Management & Operations	1	N/A

Annual Report | December 31, 2020	39

YieldStreet Prism Fund Inc.	Directors and Officers
December 31, 2020 (Unaudited)

Independent Directors

The following directors are not “interested persons” as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director During Past 5 Years
John C. Siciliano Birth Year: 1954	Director and Chairman of the Board	Director since October 2019	Chairman at Avondale Strategies, LLC since May 2019; Senior Managing Director and Global Strategy Leader, Asset and Wealth Management at PricewaterhouseCoopers, LLP from September 2012 until May 2019	1

Board Member at Sabre Corp. since April 2019; Chair of the Compensation Committee, Member of the Nominating and Governance Committee, and Member, Executive Committee at Sabre Corp.; Trustee and Audit Committee Chair at Pacific Global ETFs, a Pacific Life Company, since December 2018

William M. Riegel Birth Year: 1955	Director	Director since October 2019	Chief Investment Officer and Senior Managing Director at TIAA Asset Management from June 2013 until April 2017	1	N/A
James A. Jessee Birth Year: 1958	Director	Director since October 2019	President at MFS Fund Distributors, Inc. from October 2004 until December 2017	1	Board Member of Waddell & Reed Financial, Inc. (WDR) since July 2019

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YieldStreet Prism Fund Inc.	Directors and Officers
December 31, 2020 (Unaudited)

Information about Executive Officers Who are Not Directors

The address for our executive officers is c/o YieldStreet Prism Fund Inc., 300 Park Avenue, 15th Floor, New York, NY 10022. We are not part of a “fund complex” as that term is defined in the Form N-2.

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jimmy Pandhi Birth Year: 1977	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since December 2018	Head of Strategic Finance at YieldStreet since July 2018; Managing Director of New York Life Investment Management from 2015 to 2017; Head of Investor Relations at Evercore from 2011 to 2015
Ivor Wolk Birth Year: 1964	General Counsel and Secretary	General Counsel and Secretary since December 2018

General Counsel at YieldStreet since October 2017; Partner at Cohen Tauber Spievack & Wagner P.C., a law firm, from November 2016 to October 2017; Partner at Pastore & Dailey LLC from May 2014 to November 2016; General Counsel at NewOak Capital, LLC, a broker-dealer and capital markets advisory firm, from January 2012 to May 2014

Douglas N. Tyre Birth Year: 1980	Chief Compliance Officer	Chief Compliance Officer since October 2019	Compliance Director, Cipperman Compliance Services, LLC, since April 2014
Peter Kerr Birth Year: 1987	Vice President	Vice President since November 2020

Director, Product Marketing at YieldStreet since November 2020; Director, Fixed Income Product Management at PGIM (formerly Prudential Investment Management) from September 2018 to October 2020; Product Manager at OppenheimerFunds from August 2013 to August 2018; Associate at Morgan Stanley from September 2010 to July 2013

Annual Report | December 31, 2020	41

YieldStreet
Prism Fund Inc.

Copyright © YieldStreet Prism Fund Inc. 2021 All Rights Reserved.

YieldStreet Prism Fund Inc. Copyright (C) YieldStreet Prism Fund Inc. 2021 All Rights Reserved.

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no material changes made to provisions of the code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John Siciliano is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees – The aggregate fees billed for the fiscal year ended December 31, 2020 for professional services rendered by Ernst & Young LLP, the principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $130,000. The amount reported under this Item 4(a) includes aggregate fees billed for the period from January 1, 2020 through December 31, 2020 for professional services rendered by Ernst & Young LLP for the audit of the Registrant’s seed audit financial statements of $7,500.

(b)    Audit-Related Fees – The aggregate fees billed for the fiscal year ended December 31, 2020 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0.

(c)    Tax Fees – The aggregate fees billed in the last fiscal year for professional services rendered by Ernst & Young LLP for the review of the Registrant’s income tax returns, excise tax returns and dividend calculations were $2,000 for the fiscal year ended December 31, 2020.

(d)   All Other Fees – The aggregate fees billed for the last fiscal year for products and services provided by Ernst & Young LLP, other than the services reported in (a) through (c) of this Item, were $0 for the fiscal year ended December 31, 2020.

(e)	(1)	Pursuant to its charter, the Registrant’s audit committee is required to pre-approve all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)	There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended December 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)   The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for the last fiscal year of the Registrant were $2,000 in 2020.

(h)   Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C 78c(a)(58)(A)), and is comprised of John Siciliano, William Riegel and James Jessee.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to its adviser. A copy of the Registrant’s Proxy Voting Procedures are filed with this N-CSR under Item 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Milind Mehere, Chief Executive Officer, Michael Weisz, President and Chief Investment Officer, Cynthia Sachs, Managing Director of Art Finance vertical, Mitchell Rosen, Director of Real Estate, Larry Curran, Managing Director of Private Business Credit vertical, Barbara Anderson, Senior Director and Head of Underwriting for Private Business Credit vertical, and Stefanos Fragos, Senior Credit Officer of Marine Finance all employees of Yieldstreet Inc. are primarily responsible for the day-to-day management of the Registrant’s investment portfolio. Those investment professionals are referred to collectively as the “Senior Investment Professionals.” All final investment decisions must be approved by Mr. Weisz, who is considered to be the portfolio manager.

(a)(1) The following table provides biographical information about the Portfolio Manager as of the date of this filing:

Name	Position(s) Held With Registrant and Length of Time Served	Principal Occupation During Past 5 Years
Michael Weisz	Director, President since October 2019

Since 2015, Mr. Weisz has served as President and Chief Investment Officer of YieldStreet Management, LLC and as the President of Yieldstreet Inc. Since 2013, Mr. Weisz has served as Chief Investment Officer of Soli Capital, a specialty finance lender and investor with an affinity to litigation finance.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of December 31, 2020:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Michael Weisz
Other Pooled Investment Vehicles	28(1)	$760.3 million	—	—
Other Accounts	—	—	—	—
Registered Investment Companies	—	—	—	—

(1)	Includes YS ALTNOTES I LLC and YS ALTNOTES II LLC, each a Delaware limited liability company, which issue series of notes on an ongoing basis to investors, each as one pooled investment vehicle.

Portfolio Manager’s Material Conflicts of Interest

Mr. Weisz may serve as an officer, director or principal of entities that operate in the same or related lines of business as investment funds managed by Yieldstreet Management, LLC (the “Adviser”) or their affiliates. Accordingly, he may have obligations to investors in those entities that may require him to devote time to services for other entities, which could interfere with the time available to provide services to the Fund. In addition, although other investment funds managed by the Adviser may have different primary investment objectives than the Fund, they may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser is not restricted from raising an investment fund with investment objectives similar to the Fund. Furthermore, we may not be given the opportunity to participate in certain investments made by such entities.

As a result of the arrangements described above, there may be times when the portfolio manager may have interests that differ from those of the Fund’s stockholders, giving rise to a conflict of interest.

(a)(3) Compensation Overview of Investment Professionals Employed by the Adviser

The discussion below describes the compensation of the portfolio manager and certain investment professionals employed by the Adviser who are expected to provide services to the Registrant.

None of the investment personnel, including the portfolio manager, receives any direct compensation from the Adviser in connection with the management of the Fund. Mr. Weisz, through his financial interests in Yieldstreet Inc., which owns 100% of the equity interests in the Adviser, is indirectly entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

The specific form of compensation of the Adviser’s other investment professionals may also include a variety of components and may vary from year to year based on a number of factors. Specifically, a particular investment professional employed by the Adviser may also receive, all or some combination of a salary and a bonus.

Base Compensation

Generally, when a particular investment professional receives base compensation it is based on their individual seniority and their position within the applicable firm.

Discretionary Compensation

In addition to base compensation, a particular investment professional may receive discretionary compensation. Discretionary compensation may be based on individual seniority and contribution.

(a)(4) Securities Ownership of Our Portfolio Manager

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities beneficially owned by the portfolio manager, based on the initial public offering price of $10 per share.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Michael Weisz(3)	$100,001–$500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.
(3)	Reflects shares of our common stock presently held by the Adviser, which may be deemed to be beneficially owned by Mr. Weisz as a result of his control over Yieldstreet Inc.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the annual report included in Item 1 of this Form N-CSR.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)), are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the 1940 Act, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

(c)	Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	YieldStreet Prism Fund Inc.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	March 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Milind Mehere
Milind Mehere, Chief Executive Officer and Director (Principal Executive Officer)

Date:	March 9, 2021

By (Signature and Title)	/s/ Jimmy Pandhi
Jimmy Pandhi, Chief Financial Officer and Treasurer (Principal Financial Officer)

Date:	March 9, 2021